UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2013

CareFusion Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-34273	26-4123274
(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court, San Diego, California 92130

(Address of Principal Executive Offices, Including Zip Code)

(858) 617-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 8, 2013, CareFusion Corporation (the “Company”) announced that Jean Maschal will retire from her role as the Company’s principal accounting officer following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “Form 10-K”). Ms. Maschal, who currently serves as the Company’s Senior Vice President, Chief Accounting Officer and Controller, will retire from the Company after more than 16 years of service on February 28, 2014 (the “Retirement Date”). Following the filing of the Form 10-K, Ms. Maschal will retire as the Company’s principal accounting officer, but remain with the Company as Senior Vice President, Finance until the Retirement Date.

In addition, on August 8, 2013, the Company announced that it would be appointing Jonathan Wygant as the Company’s new principal accounting officer effective upon Ms. Maschal’s retirement from this role. Mr. Wygant will also succeed Ms. Maschal as the Company’s Senior Vice President, Chief Accounting Officer and Controller. Mr. Wygant, age 42, has served as the Company’s Vice President, Finance and Assistant Controller, since May 2010. Mr. Wygant previously served as a Director, Finance, and leading up to the Company’s spinoff from Cardinal Health, Inc. (“Cardinal Health”), he served as Director, Finance — Clinical and Medical Products of Cardinal Health. Mr. Wygant joined Cardinal Health in July 2004 as a Finance Manager, following Cardinal Health’s acquisition of ALARIS Medical Systems, Inc. (“Alaris”). Mr. Wygant joined Alaris in April 2003 as a Senior Financial Analyst and was promoted to Finance Manager in May 2004. Prior to joining Alaris, he was a senior auditor with the accounting firm of PricewaterhouseCoopers LLP.

On August 8, 2013, the Company entered into an offer letter (the “Offer Letter”) with Mr. Wygant with respect to his employment as Senior Vice President, Chief Accounting Officer and Controller. The Offer Letter provides for an annual base salary of $260,000 and a target annual bonus incentive under the Company’s Management Incentive Plan (“MIP”) of 45% of his base salary. The Offer Letter also provides that Mr. Wygant will be eligible for an annual equity grant under the Company’s Long-Term Incentive Plan (the “LTIP”) in fiscal 2014 with an expected target value of 90% of his base salary, or $234,000. During Mr. Wygant’s employment with the Company, he will remain eligible to participate in the MIP, the LTIP and other employee benefit and severance plans at levels consistent with his position and scope of responsibility. A copy of the Offer Letter is filed with this report as Exhibit 99.1. The foregoing description of the terms of the Offer Letter is qualified in its entirety by reference to the full text thereof, which is incorporated by reference herein.

There is no arrangement or understanding with any other person pursuant to which Mr. Wygant was appointed as principal accounting officer, and there are no family relationships between Mr. Wygant and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Wygant that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Offer Letter dated as of August 8, 2013, with Jonathan Wygant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareFusion Corporation
(Registrant)

Date: August 8, 2013	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, Chief Compliance Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Offer Letter dated as of August 8, 2013, with Jonathan Wygant